EXHIBIT 99.2

Cosi, Inc.
--------------------------------------------------------------------------------

                                    Bill Forrest
                                    Executive Chairman

                                    Kevin Armstrong
                                    President & Chief Executive Officer

COSI(R)                                                        SIMPLY GOOD TASTE

Forward-Looking Statements
--------------------------------------------------------------------------------

Matters discussed in this presentation that relate to events or developments which are expected to occur in the future, including any discussion, expressed or implied, of anticipated growth, operating results or earnings constitute forward-looking statements. Forward-looking statements are based on management's beliefs, assumptions and expectations of our future economic performance, taking into account the information currently available to management. These statements are not statements of historical fact. Forward-looking statements involve risks and uncertainties that may cause our actual results, performance or financial condition to differ materially from the expectations of future results, performance or financial condition we express or imply in any forward-looking statements. Factors that could contribute to these differences include, but are not limited to:

      o     the cost of our principal food products;

      o     labor shortages or increased labor costs;

      o     changes in consumer preferences and demographic trends;

      o increasing competition in the fast casual dining segment of the restaurant industry;

      o     expansion into new markets;

      o our ability to effectively manage our business with a reduced general and administrative staff;

      o our ability to incorporate a franchising and area development model into our strategy;

      o     the availability and cost of additional financing;

      o     fluctuations in our quarterly results;

      o     increased government regulation;

      o     supply and delivery shortages or interruptions;

      o     market saturation due to new restaurant openings;

      o     inadequate protection of our intellectual property;

      o adverse weather conditions which impact customer traffic at our restaurants; and

      o     adverse economic conditions.

The words "believe," "may," "will," "should," "anticipate," "estimate," "expect," "intend," "objective," "seek," "plan," "strive" or similar words, or the negatives of these words, identify forward-looking statements. We qualify any forward-looking statements entirely by these cautionary factors.


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COSI(R)                                                        SIMPLY GOOD TASTE

Background
--------------------------------------------------------------------------------


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COSI(R)                                                        SIMPLY GOOD TASTE

Company Overview
--------------------------------------------------------------------------------

o     Cosi, Inc. created through a 1999 merger of two restaurant concepts:

      o     Cosi Sandwich Bar, Inc.

            o     Founded 1996 in New York City

            o     Cosi signature "crackly crust" flat bread

            o     High volume lunch

      o     Xando, Incorporated

            o     Founded 1994 in Hartford, CT

            o     Ritualistic coffee-based lifestyle

            o     Unique am / pm format

o     IPO (11/22/02): Nasdaq ticker "COSI"

                                [GRAPHIC OMITTED]

o     Footprint: Northeast, Mid-Atlantic, Midwest

      o     Restaurants: 88

      o     States: 11 and Washington, D.C.

      o     Headquarters: New York, NY

                                [GRAPHIC OMITTED]

o     Employees: 2,881

      o     50 administrative or executive

      o     235 restaurant management

      o     2,596 restaurant hourly

Note: As of Company's 12/29/03 10-K Filing


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COSI(R)                                                        SIMPLY GOOD TASTE

Investment Highlights
--------------------------------------------------------------------------------

o     Building on strong Cosi brand awareness and customer loyalty

o Focused new management team of industry veterans and turnaround specialists secured in 2003

o Revitalization plan, focused on operating disciplines, yielding strong results so far

      o     245 bps improvement in COGS

      o     117 bps improvement in labor expenses

      o     425 bps improvement in store cash flow

o     Refinement of brand positioning and establishment of new store prototype

o Compelling growth strategy focusing on Company stores, franchising model and Federated strategic alliance

Note: Basis point changes reflecting the period Q1 2004 against Q1 2003; 2004 information unaudited and confidential


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COSI(R)                                                        SIMPLY GOOD TASTE

Our Concept
--------------------------------------------------------------------------------
Premium, Convenience Restaurant In A Comfortably Modern Environment

--------------------------------------------------------------------------------
                             Executing One Vision...
--------------------------------------------------------------------------------

o     Brand philosophy

      o     Quality ingredients

      o     Innovative menu offerings

      o     Seamless service

      o     Sophisticated and welcoming environment

      o     Quick, convenient meals

      o     Relaxed and casual group dining

o     Hot out of the oven artisan crackly crust flatbread

      o Innovative, fresh and flavorful sandwiches, salads, pizzas, breakfasts and other creative foods

      o Signature recipe products or create-your-own combinations of fillings and ingredients

--------------------------------------------------------------------------------
                            ... In Two Store Formats
--------------------------------------------------------------------------------

o     Cosi

      o     Urban residential and suburban locations

      o     Five day parts: breakfast, lunch, afternoon coffee, dinner, dessert

o     Cosi Downtown

      o     Urban central business districts

      o     Three day parts: breakfast, lunch, afternoon coffee

                               [GRAPHICS OMITTED]


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COSI(R)                                                        SIMPLY GOOD TASTE

Our Store
--------------------------------------------------------------------------------
"Cosi= Taste!" In Both Food And Attitude

                               [GRAPHICS OMITTED]

o     Premium, convenience restaurant offerings menus of fresh, flavorful foods

o Features creative food that are built around a secret, generations-old recipe for crackly crust flatbread

o Rich, multi-layered, tasteful environment that leverages the strength of the hearth

o     Customer base that seeks affordable luxuries with seamless service

o     Quick, convenient meals

o     Relaxed and casual group dining


                                                                               6
COSI(R)                                                        SIMPLY GOOD TASTE

Our Menu
--------------------------------------------------------------------------------

                               [GRAPHICS OMITTED]


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COSI(R)                                                        SIMPLY GOOD TASTE

Our Customer
--------------------------------------------------------------------------------
Restaurant Economics Driven By Consumer Demand

o U.S. consumers have developed sophisticated palates spurring demand for an alternative to traditional offerings

      o Options that are more innovative than fast food, but still available quickly

      o     Seeking a lower price point than casual dining

o     Consumers demand quick service without sacrificing quality or taste

      o     At least 75% of all restaurant meals are "counter" transactions

      o Consumers are willing to pay a premium for creative, made-to-order meals

o Our target customers are not willing to make a utility trade-off to fast food

      o The customer base skews female, identifying as metro elite, upscale suburbanites, and adults 18 -34 years of age without children

            o Likely luxury goods and services customers: attentive to fashion, style and quality

            o     Identify establishments to feed themselves and others

      o Most report a household income in the top quartile of the U.S. income distribution

            o Willing to pay a slight premium for quality, convenience solutions

            o     Pricing reinforces their choices and willingness to return

      o Study suggests potential for up to 1400 units in top 25 markets and up to 1900 units in top 75 markets

Source: CREST Year End November 2003


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COSI(R)                                                        SIMPLY GOOD TASTE

Selected Company Awards
--------------------------------------------------------------------------------

o     1995 Advocate Best of Hartford

o     1996 #1 Rated Sandwich in NYC
      Zagat NYC

o     1996 Advocate Best of Hartford

o     1998 NRN Hot Concept Winner
      National

o     1998 Best Coffee House in DC
      Delta Shuttle Sheet

o     1999 CP Choice Best Coffeehouse
      Philadelphia

o     1999 Best Sandwich
      Time Out New York

o     2001 Best Sandwiches in Town
      Zagat NYC

o     2002 Best Coffee Editor's Choice
      New Haven

o     2003 Best Sandwiches in Metro Detroit
      Detroit Metro Times

o     2003 Best Coffee Reader's Choice
      Bryn Mawr Main Line Times

o     2004 Best Sandwiches
      New Haven, CT

                                     [ZAGAT
                                      RATED
                                      LOGO]


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COSI(R)                                                        SIMPLY GOOD TASTE

Restaurant Industry Overview
--------------------------------------------------------------------------------
We Are Positioned in the Growing "Fast Casual" Segment

o The restaurant industry is anticipated to represent $440 billionin 2004 and grow 9.8% annually to over $577 billion by 2010

o The "fast casual" segment is estimated to experience accelerated growth over the next five years

              ---------------------------------------------------------------------           --------------------------------------
                 Quick Service Restaurants                 Full Service                                    Fast Casual
                          ("QSR")                                                                            (Hybrid)
              ---------------------------------------------------------------------           --------------------------------------
Attributes    Over the counter                  Waiter / waitress                             Over the counter
              Quick service                     Higher food quality                           Quick service
              Fast food                         Casual / family / fine dining                 Higher food quality
              ---------------------------------------------------------------------           --------------------------------------
Drivers       o Increase in disposable income   o Increase in disposable income               o Increased health concerns
              o More female workforce           o Narrowing of in-home and            ---->   o Rise in consumer awareness of
                participation                     restaurant dining price disparity             gourmet offerings
              o Spread of car culture
              ---------------------------------------------------------------------           --------------------------------------
Market        Mature at 3 -4% annual growth     Slowing growth                                Poised to double in the next 5 years
              $152 billion (51%)                $142 billion (47%)                            $6 billion (2%)
              ---------------------------------------------------------------------           --------------------------------------
Key Players   [TACO BELL, WENDY'S, BURGER       [RED LOBSTER, CHILI'S, OLIVE                  [PANERA, BUFFALO WILD WINGS,
              KING, SUBWAY, AND MCDONALD'S      GARDEN, APPLEBEE'S, AND OUTBACK               FUDDRUCKERS, BAJA FRESH, AND FAZOLI'S
              LOGOS]                            STEAKHOUSE LOGOS]                             LOGOS]
              ---------------------------------------------------------------------           --------------------------------------

Source: National Restaurant Association, QSR Magazine, Standard & Poor's, Technomic


                                                                              10
COSI(R)                                                        SIMPLY GOOD TASTE

Fast Casual Snapshot
--------------------------------------------------------------------------------
Growth Spurred By Deceleration In Casual And Fast Food Segments

o Offering fresh, made-to-order meals with upscale menus and higher per check averages than traditional fast food

                          2002 Fast Casual Key Players
--------------------------------------------------------------------------------
                                                                 Sales     Units
                                                                 ($ mm)
                                                                --------   -----
 1   Panera Bread                                                 $755.4     414
 2   Fazoli's                                                      419.7     401
 3   Buffalo Wild Wings                                            282.0     199
 4   Fuddrucker's                                                  278.3     202
 5   Baja Fresh Mexican Grill                                      249.0     210
 6   Chipotle                                                      243.0     232
 7   Au Bon Pain                                                   203.0     197
 8   Rubio's Fresh Mexican Grill                                   120.0     142
 9   Back Yard Burger                                               85.0     119
--------------------------------------------------------------------------------
10   Cosi                                                           84.4      91
--------------------------------------------------------------------------------
                                                                --------   -----
     Total                                                      $2,719.8   2,207
--------------------------------------------------------------------------------

o     The top ten fast casual restaurants constitute over 50% of the market

o The fast casual market is projected to grow 15% annually over the next five years, to $12 billion in 2008

                      2003 - 2008 Fast Casual Market Growth
--------------------------------------------------------------------------------

   [The following table was depicted as a bar graph in the printed material.]

                                           2003    2008
                                          -----   -----
                                           ($ Billions)
Market Size                                $6.0   $12.0           15% CAGR

o     Skilled franchisees are looking to deploy capital in new concepts

Source: Standard & Poor's, Technomic


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COSI(R)                                                        SIMPLY GOOD TASTE

Recent Events
--------------------------------------------------------------------------------
Post-IPO Stock Price Performance

November 25, 2002:      Company went public

February 3, 2003:       Board of Directors decided to change executive team.

March 15, 2003:         Class action law suits insue due to change in expansion
                        plans

April 1, 2003:          New financing announced. Bill Forrest appointed and
                        recovery plan developed

July 8, 2003:           Cosi hires Kevin Armstrong as new CEO

August 6, 2003:         Rights Offering filed

August 18, 2003:        Ken Betuker resigns; Mark Stickney hired as new CFO

September 16, 2003:     Paul Seidman hired as VP of F&B. David Winkel hired as
                        VP of Marketing

December 15, 2003:      Cosi partners with iFranchise Group

December 22, 2003:      $7.5MM in new cash raised from successful completion of
                        the rights offering

Februrary 9, 2004:      Executive Chairman Bill Forrest joins Cosi full time

March 12, 2004:         Grand opening of new prototype in Avon, CT

March 29, 2004:         Announcement of FY2003 results. Launch of franchise
                        sales program

March 30, 2004:         Cosi-Federated partnership announced

   [The following table was depicted as a line graph in the printed material.]

                       Closing
                        Market
  Date      Volume      Price
--------   ---------   -------
            (000's)

------------------------------
Prior Management
------------------------------
11/25/02      481000    7.29
11/26/02     1264500    7.05
11/27/02      442000     6.8
11/29/02      224900    6.65
12/2/02       251000    6.43
12/3/02       283900    6.11
12/4/02       296400    6.49
12/5/02       108400    6.25
12/6/02        81600    6.25
12/9/02       133300    6.13
12/10/02      244400       6
12/11/02       67100    6.32
12/12/02       76000    6.08
12/13/02      129400    5.96
12/16/02       99900    6.06
12/17/02       72400    6.13
12/18/02       84000    6.08
12/19/02       37900    6.01
12/20/02       25300       6
12/23/02       68600    5.95
12/24/02       62600    5.65
12/26/02      121300    5.73
12/27/02       49300    5.65
12/30/02       85400    5.78
12/31/02      111300    5.56
1/2/03         34300    5.79
1/3/03        135700     5.5
1/6/03         85800     5.4
1/7/03         52300    5.21
1/8/03        201100    5.04
1/9/03        121800    5.19
1/10/03       216000     5.5
1/13/03       131000    5.44
1/14/03        50400     5.5
1/15/03       163900    5.91
1/16/03        59200    6.02
1/17/03        34000    5.61
1/21/03        68800    5.72
1/22/03        16000    5.57
1/23/03        87300    5.47
1/24/03       114900    5.05
1/27/03       172400    4.48
1/28/03        64200    4.64
1/29/03        31000    4.56
1/30/03        31300    4.79
1/31/03        77300    4.47
2/3/03       1107500     3.1
2/4/03        522400     2.8
2/5/03        206600    2.99
2/6/03        492500    3.19
2/7/03        181800    3.05
2/10/03       158600       3
2/11/03        37500    2.86
2/12/03        29900    2.63
2/13/03        35100    2.53
2/14/03        49800    2.45
2/18/03       259500     2.2
2/19/03       117300     2.1
2/20/03       122300    2.17
2/21/03       126900     2.6
2/24/03       121100    2.67
2/25/03        93500     2.9
2/26/03       434300    2.38
2/27/03       123100    2.25
2/28/03        33200     2.1
3/3/03         20000     2.2
3/4/03         83500    2.16
3/5/03        128900    2.07
3/6/03        256100    1.82
3/7/03        159600    1.75
3/10/03        29400    1.83
3/11/03        69300     1.9
3/12/03        39200    1.89
3/13/03        25500    1.89
3/14/03        22300    1.85
3/17/03        37700    2.02
3/18/03        35100    1.81
3/19/03        24800    1.82
3/20/03        18600    1.82
3/21/03        50800    2.09
3/24/03        34500    1.98
3/25/03        64100    1.95
3/26/03        50100    1.83
3/27/03        17200    1.89
3/28/03        77700    1.85
3/31/03        22000    1.81

------------------------------
New Leadership Team
------------------------------
4/1/03        299700    1.35
4/2/03        314500    1.25
4/3/03         75700    1.25
4/4/03        127200    1.29
4/7/03        128000    1.22
4/8/03         98500    1.12
4/9/03        211400    1.06
4/10/03        81600    1.06
4/11/03        44700    1.05
4/14/03       158900    0.99
4/15/03       243600    1.02
4/16/03       129900    1.05
4/17/03       102300    1.12
4/21/03       484300    1.37
4/22/03       249800    1.32
4/23/03        67700    1.29
4/24/03        85900    1.26
4/25/03       100400     1.3
4/28/03       182300    1.23
4/29/03        85900    1.33
4/30/03        71500    1.31
5/1/03         33200    1.35
5/2/03        116200    1.42
5/5/03        302200     1.6
5/6/03        476900    1.84
5/7/03        100100     1.9
5/8/03         85200    1.89
5/9/03        153400    1.59
5/12/03        82400     1.7
5/13/03        39000    1.75
5/14/03        34900    1.75
5/15/03        51700    1.71
5/16/03        20700     1.8
5/19/03        41900    1.75
5/20/03        40200    1.63
5/21/03        64900    1.57
5/22/03        53300    1.57
5/23/03        13900     1.6
5/27/03        45100    1.56
5/28/03        60100     1.5
5/29/03       107200    1.46
5/30/03        48500     1.4
6/2/03         76900    1.41
6/3/03         62000     1.4
6/4/03         56900    1.31
6/5/03         42200    1.39
6/6/03         90100    1.51
6/9/03         55400    1.48
6/10/03       135100    1.44
6/11/03        31800     1.4
6/12/03        31200    1.45
6/13/03        34500    1.42
6/16/03        24700    1.37
6/17/03        37300    1.35
6/18/03        47000    1.33
6/19/03        13800    1.29
6/20/03        66400     1.3
6/23/03        27400    1.31
6/24/03        22500    1.35
6/25/03        14500    1.37
6/26/03        16600    1.34
6/27/03        30600    1.31
6/30/03        17900    1.33
7/1/03         26800    1.39
7/2/03        179300     1.5
7/3/03        458300    1.87
7/7/03        171100    1.77
7/8/03        198900    1.88
7/9/03         77500    1.71
7/10/03        80000     1.7
7/11/03        62100    1.68
7/14/03       208000     1.7
7/15/03       346800    2.08
7/16/03      1272800    2.88
7/17/03       336000     2.6
7/18/03       166600    2.42
7/21/03       213600    2.47
7/22/03        89100     2.5
7/23/03       114800    2.52
7/24/03       166500     2.5
7/25/03        74200     2.4
7/28/03        62200     2.4
7/29/03       448300    2.61
7/30/03       165800    2.42
7/31/03       192000     2.3
8/1/03         61800    2.32
8/4/03         74200    2.23
8/5/03         76500    2.17
8/6/03        288600    1.74
8/7/03         52300    1.83
8/8/03         83200       2
8/11/03        56100    1.98
8/12/03        40100    2.02
8/13/03       183200    2.29
8/14/03        45900    2.23
8/15/03        33900    2.27
8/18/03        99500    2.37
8/19/03        68000    2.26
8/20/03        28500    2.25
8/21/03        75700    2.13
8/22/03        27700    2.14
8/25/03       116800    2.05
8/26/03       113900       2
8/27/03        24200       2
8/28/03        64700    1.98
8/29/03        28700     1.9
9/2/03         35300    1.91
9/3/03         71500    1.85
9/4/03         42500    1.92
9/5/03         41600    1.93
9/8/03         28200    1.93
9/9/03         52600    1.93
9/10/03        45300     1.9
9/11/03       220500    1.97
9/12/03       440100    2.14
9/15/03       287300     2.3
9/16/03       166000    2.38
9/17/03        89200    2.34
9/18/03        56000    2.32
9/19/03        75100    2.33
9/22/03       230900    2.57
9/23/03       386500    2.91
9/24/03       457500    3.18
9/25/03       226000    2.93
9/26/03        68900       3
9/29/03       488100    3.39
9/30/03       151600    3.07
10/1/03       104100    2.95
10/2/03        79600    3.07
10/3/03        74300    3.08
10/6/03        44100    3.06
10/7/03        87400    2.91
10/8/03       183700    2.69
10/9/03        76800    2.62
10/10/03       90900    2.79
10/13/03       94600     2.9
10/14/03       61900    3.05
10/15/03       73800       3
10/16/03       31100    2.94
10/17/03       67400    2.71
10/20/03       68400     2.7
10/21/03       77800     2.6
10/22/03       39600    2.72
10/23/03       31200    2.72
10/24/03       29700     2.7
10/27/03       34900    2.62
10/28/03       25100    2.56
10/29/03       23100    2.53
10/30/03       59100     2.6
10/31/03       88600    2.65
11/3/03        72800    2.52
11/4/03        95200    2.66
11/5/03        26100    2.58
11/6/03       104500    2.57
11/7/03        86600    2.55
11/10/03       46800    2.53
11/11/03       44600    2.48
11/12/03       84300    2.49
11/13/03       71100    2.49
11/14/03       78700    2.46
11/17/03       82300    2.44
11/18/03       46800    2.46
11/19/03      193900    2.51
11/20/03      492300    2.09
11/21/03      116000    2.11
11/24/03      131600    2.01
11/25/03      220100     1.8
11/26/03      111500    1.79
11/28/03       75200    1.78
12/1/03        62800    1.78
12/2/03        99000     1.8
12/3/03       118600    2.01
12/4/03       306600     2.2
12/5/03       106700    2.18
12/8/03        68400    2.13
12/9/03       110900     2.2
12/10/03      101600     2.2
12/11/03      145100    2.12
12/12/03      185500    2.12
12/15/03      107000    2.17
12/16/03      126600     2.1
12/17/03       57600    2.09
12/18/03       48800    2.02
12/19/03       78100    2.15
12/22/03      149000    2.12
12/23/03       86900    2.13
12/24/03       45300    2.24
12/26/03       60400    2.31
12/29/03       29200    2.26
12/30/03      268000    2.75
12/31/03      240700    2.79
1/2/04         83400     2.8
1/5/04         62600     2.7
1/6/04         81100    2.82
1/7/04        110600    2.85
1/8/04         89800    2.87
1/9/04       148,800     2.9
1/12/04      179,400    3.13
1/13/04      177,300    2.96
1/14/04      202,600     3.2
1/15/04      139,300    3.42
1/16/04      120,100    3.39
1/20/04      138,600     3.3
1/21/04       80,300    3.26
1/22/04      106,900    3.15
1/23/04      112,100    3.08
1/26/04       79,800    3.41
1/27/04       50,600    3.35
1/28/04       39,500    3.29
1/29/04       23,100    3.21
1/30/04      117,500    3.26
2/2/04        27,400    3.25
2/3/04        73,400    3.16
2/4/04        23,000    3.15
2/5/04       119,300    3.15
2/6/04        55,200    3.07
2/9/04        72,000    2.85
2/10/04      102,200    3.08
2/11/04       33,600     3.1
2/12/04       41,600    3.02
2/13/04       27,200    3.05
2/17/04       53,900    2.98
2/18/04       44,200    2.99
2/19/04       98,000       3
2/20/04       84,400    2.99
2/23/04       11,700    2.95
2/24/04       64,800    2.79
2/25/04      101,300     2.9
2/26/04       93,900    3.07
2/27/04      183,200     3.1
3/1/04       138,000    3.07
3/2/04        82,300    3.06
3/3/04       228,800    3.53
3/4/04       427,300       4
3/5/04       228,700     3.9
3/8/04       129,300    3.89
3/9/04        96,600    3.84
3/10/04       98,500    3.85
3/11/04      306,200    3.96
3/12/04      273,600    4.53
3/15/04      602,000    4.85
3/16/04      131,200    4.85
3/17/04      181,200    5.04
3/18/04      127,900    4.96
3/19/04      210,200    5.11
3/22/04      130,500    5.08
3/23/04      265,100       5
3/24/04       88,100       5
3/25/04      240,100    5.61
3/26/04      164,500    5.74
3/29/04      455,200    5.87
3/30/04      323,100    5.64
3/31/04      212,600     5.6
4/1/04       288,400    5.17
4/2/04       147,700    5.45
4/5/04       576,600    6.06
4/6/04       777,300     6.5
4/7/04       277,300    6.73
4/8/04       207,700    6.56
4/12/04      184,400     6.5
4/13/04      113,100     6.5
4/14/04      159,600    6.49
4/15/04       99,300    6.41
4/16/04       65,800    6.25


                                                                              12
COSI(R)                                                        SIMPLY GOOD TASTE

Restoring Confidence
--------------------------------------------------------------------------------
Taking Charge Of Our Future

o Poor post-IPO performance prompted the Board to develop and execute a four pillar turnaround strategy

o A new management team with strong industry and turnaround experience was fully secured by September 2003

o The recovery plan achieved rapid results with a significant increase in stock price since plan implementation

o Continued improvement is expected with the refinement of the brand and focus on the target market

o Franchising and strategic alliance business initiatives support ongoing growth


                                                                              13
COSI(R)                                                        SIMPLY GOOD TASTE

Revitalization
--------------------------------------------------------------------------------


                                                                              14
COSI(R)                                                        SIMPLY GOOD TASTE

Our Recovery Strategy
--------------------------------------------------------------------------------
Executing On Our Stated Goals

o     Stabilize the business through our four pillar plan

      o Build a new leadership team with extensive restaurant and turnaround experience

      o Develop a multi-unit operating discipline to improve operational execution and establish strong cost controls

      o Refine the Cosi concept and operating systems to serve as a franchising and growth platform for the future

      o     Secure financing

o     Implement a three-step approach to growth

      o     Continue to grow company-owned restaurants

      o     Establish a franchise program and area developer model

      o     Identify key strategic alliances


                                                                              15
COSI(R)                                                        SIMPLY GOOD TASTE

Pillar 1: Executive Officers
--------------------------------------------------------------------------------
Assembling Over 100 Years Of Restaurant Experience

              Officer                 Since            Prior Experience
-----------------------------------   -----   ----------------------------------

William D. Forrest                    4/03    Bill served as a managing director
Executive Chairman                            and corporate restructuring
                                              professional at Gleacher Partners
                                              and as interim CEO of Fine Host
                                              Corporation, a $330 million
                                              publicly traded food service
                                              company.

Kevin Armstrong                       7/03    Kevin has over 20 years of
President & Chief Executive Officer           experience in the restaurant
Director                                      industrywith executive,
                                              operational, and marketing roles
                                              at Long John Silver's, Subway,
                                              PepsiCo and Burger King.

Mark Stickney                         8/03    A CPA, Mark has over 20 years of
Chief Financial Officer                       financial management experience,
                                              twelve of which are in the area of
                                              corporate restructuring and
                                              business revitalization.

Gilbert Melott                        12/01   Gilbert has over 20 years of
EVP, Operations and People                    experience in the restaurant and
                                              hospitality industry with previous
                                              positions at Bennigan's, TGI
                                              Friday's and the Sheraton Holding
                                              Corporation in Boston.

Paul Seidman                          9/03    Paul has over 20 years of
VP, Food & Beverage                           experience in the food service
                                              industry with previous positions
                                              atBertucci's,Brinker and other
                                              several other prominent restaurant
                                              companies.

Jay Wainwright                        7/03    Jay is a founder and served as CEO
VP, Concept Development                       of the original Cosi Sandwich Bar.
Founder                                       He also served as interim CEO from
                                              January through July 2003.

David Winkel                          9/03    David has 20 years of experience
VP, Marketing                                 in the food service and consumer
                                              goods industry. His
                                              accomplishments include the
                                              development of the nutrition
                                              strategy at Subway and the
                                              customer satisfaction strategy at
                                              Ruby Tuesday's.


                                                                              16
COSI(R)                                                        SIMPLY GOOD TASTE

Pillar 2: Operating Discipline
--------------------------------------------------------------------------------
Focusing On Our Bottom Line

o     Relentless effort by new management to improve every line item on the P&L

o     Reduction in restaurant operating expenses

      o     COGS improvements

            o     Training and accountability at the store level

            o     Implementation of strategic purchasing initiatives

      o     New labor management practices

            o     Detailed hourly scheduling reviews

            o     Shortening breakfast hours at certain stores

      o     Fixed dollar standards for manager and support expense budgets

o     Corporate initiatives to improve overall performance

      o     Marketing programs to increase sales and profitability

      o     Implementation of strategic pricing review and actions

      o     Identification of under-performing locations

            o     Closing eight in 2003, one to date in 2004

            o     Watch list for 2004

      o     Integrated field operations and support center personnel

      o Implementation of thorough study to track customer satisfaction and strength of Cosi brand

o These successful initiatives have resulted in significant store cash flow improvements since September 2003


                                                                              17
COSI(R)                                                        SIMPLY GOOD TASTE

Pillar 3: Next Generation Prototype
--------------------------------------------------------------------------------
Refining Our Concept To Improve The Guest Experience

o     Unveiled 3/12/04 in Avon, CT

      o     2,400 square foot footprint

      o     Clear and intuitive customer journey

            o     Unique entry experience sequence

            o     Redesigned menu and placement aligned with payment

            o     Integrated self-service beverage station

            o     Range of seating zones and intimacy models

      o     Relaxed yet tasteful character

            o     Urbane restaurant design

            o     The open flame hearth as a focal point

            o     Welcoming dining experience

      o     Simplified store operations

            o     Behind the counter assembly

            o In-store dining runners for delivery, conflict resolution, and up-selling

            o     Counter pick-up for take-away orders

      o     New logo and motto: "Simply Good Taste(TM)"

      o Prototype sales since reopening are trending at an annual level of $1.725 million, up from its Q3 and Q4 annualized run rate of $1.478 million - a 210 bps improvement in partner labor

Note: 2004 information unaudited and confidential

                               [GRAPHICS OMITTED]


                                                                              18
COSI(R)                                                        SIMPLY GOOD TASTE

Pillar 3: Franchising Program
--------------------------------------------------------------------------------
Establishing A Compelling Model And Infrastructure

o     Launched in 32 states 3/29/04

o     Attractive bottom line profit with above average returns

      o     Competitive fee and royalty structure

      o     Superior economics to the traditional, freestanding QSR model

            o Freestanding building model not as attractive given large upfront capital outlay

            o Leased space model allows realization of greater returns on lower capital investment

o     Attention to target demographic and purchasing behavior

      o     Lunch is the most active day part

      o     The majority of orders are to-go

      o     Sandwiches and salads compose the bulk of purchases

o     Avon, CT prototype as the cornerstone


                                                                              19
COSI(R)                                                        SIMPLY GOOD TASTE

Pillar 3: Federated Partnership
--------------------------------------------------------------------------------
Growth Through Strategic Alliance

                                [GRAPHIC OMITTED]

o     Mutually reinforcing quality and taste branding

o Cornerstone for growth of company-owned restaurants, capitalizing on Federated's national footprint

o     Showcasing the franchise program's compelling economics

o     Announced 3/04

      o     10 Macy's implants

      o     Northwest and Southeast locations, starting in Seattle, WA

      o     Summer roll-out beginning 6/04

o     Potential for up to 250 locations

                                [GRAPHIC OMITTED]

Source: Federated Department Stores, Inc.


                                                                              20
COSI(R)                                                        SIMPLY GOOD TASTE

Financials
--------------------------------------------------------------------------------


                                                                              21
COSI(R)                                                        SIMPLY GOOD TASTE

Selected Financials
--------------------------------------------------------------------------------

Balance Sheet Highlights
--------------------------------------------------------------------------------
                                                                  December 2003
                                                                  -------------
Cash and cash equivalents                                            $7,957,042
Inventory                                                               982,855
Long term debt                                                          388,257
Stockholders' equity                                                 25,009,242

Income Statement Highlights
--------------------------------------------------------------------------------
                                                                     FY 2003
                                                                  -------------
Net sales                                                          $107,257,385
Cost of goods sold                                                   29,713,910
Restaurant operating expense                                         67,673,282
General and administrative expense                                   23,168,041
Operating loss                                                      (26,484,893)

Note: As of Company's 12/29/03 10-K Filing


                                                                              22
COSI(R)                                                        SIMPLY GOOD TASTE

Store Cash Flow
--------------------------------------------------------------------------------
2004 Traction Illustrative Of New Management Initiatives

o     Significant improvement takes place even in weakest seasonal quarter

o     Store cash flow improves 73.3% on a revenue decline of 3.1%

Income Statement Highlights
--------------------------------------------------------------------------------
                               Q1 2003                 Q1 2004
                        --------------------    --------------------    (delta)
                        $ Millions   % Sales    $ Millions   % Sales      bps
                        ----------   -------    ----------   -------    -------
Net sales                    $25.7     100.0%        $24.9     100.0%        --
Cost of goods sold             7.3      28.5           6.5      26.1       (245)
                        ----------              ----------
Gross margin                  18.3      71.5          18.4      73.9        245
Labor expenses                 9.5      36.9           8.9      35.8       (117)
Manager controllables          2.0       7.9           1.8       7.1        (83)
Support controllables          0.7       2.6           0.6       2.6         (6)
Fixed expenses                 4.6      18.0           4.6      18.3         26
                        ----------              ----------
Total expenses                16.8      65.5          15.9      63.7       (180)
Store cash flow                1.5       6.0           2.6      10.2        425

Note: 2003 information as of Company's 12/29/03 10-K Filing; 2004 information unaudited and confidential


                                                                              23
COSI(R)                                                        SIMPLY GOOD TASTE

Operational Improvements
--------------------------------------------------------------------------------

o 240 bps COGS improvement from focused store level operational improvements and purchase initiatives

   [The following table was depicted as a bar graph in the printed material.]

               COGS     Store Cash Flow
               -----    ---------------
                     (% of Sales)

January '03     28.0%               2.5%
February '03    28.5                8.5
March '03       28.9                6.1
Q1 2003         28.5                5.7

January '04     26.7%               1.7%
February '04    26.8               13.3
March '04       24.7               13.9
Q1 2004         26.1               10.2

o 100 bps labor reduction due to better labor deployment and hourly scheduling


   [The following table was depicted as a bar graph in the printed material.]

               LABOR    Store Cash Flow
               -----    ---------------
                     (% of Sales)

January '03     37.5%               2.5%
February '03    36.9                8.5
March '03       36.5                6.1
Q1 2003         37.0                5.7

January '04     39.1%               1.7%
February '04    35.1               13.3
March '04       33.8               13.9
Q1 2004         36.0               10.2

Note: 2003 information as of Company's 12/29/03 10-K Filing; 2004 information unaudited and confidential


                                                                              24
COSI(R)                                                        SIMPLY GOOD TASTE

2004 Guidance
--------------------------------------------------------------------------------
Clear And Executable Operating Targets

o     Comparable restaurant sales growth of 4 - 5%

o     Cost of goods sold of approximately 25% of sales

o     Operating expense of approximately 59% of sales

o General and administrative expense at approximately $15 million for the year

o     Full year store base of 84 - 88 units

o     EBITDA positive in Q2 2004

Source: Company 3/29/04 Press Release


                                                                              25
COSI(R)                                                        SIMPLY GOOD TASTE

Investment Highlights
--------------------------------------------------------------------------------

o     Building on strong Cosi brand awareness and customer loyalty

o Focused new management team of industry veterans and turnaround specialists secured in 2003

o Revitalization plan, focused on operating disciplines, yielding strong results so far

      o     245 bps improvement in COGS

      o     117 bps improvement in labor expenses

      o     425 bps improvement in store cash flow

o     Refinement of brand positioning and establishment of new store prototype

o Compelling growth strategy focusing on Company stores, franchising model and Federated strategic alliance

Note: Basis point changes reflecting the period Q1 2004 against Q1 2003; 2004 information unaudited and confidential


                                                                              26
COSI(R)                                                        SIMPLY GOOD TASTE